February 15, 2019	1500 Robert-Bourassa Blvd. 7th Floor Montreal QC, H3A 3S8 www.computershare.com
To: All Canadian Securities Regulatory Authorities
Subject: CANADIAN PACIFIC RAILWAY LIMITED
Dear Sir/Madam: We advise of the following with respect to the upcoming Meeting of Security Holders for the subject Issuer:
Meeting Type:	Annual Meeting
Record Date for Notice of Meeting:	March 15, 2019
Record Date for Voting (if applicable):	March 15, 2019
Beneficial Ownership Determination Date:	March 15, 2019
Meeting Date:	May 07, 2019
Meeting Location (if applicable):	Calgary AB
Issuer Sending proxy related materials directly to NOBO:	No
Issuer paying for delivery to OBO:	Yes

Notice and Access (NAA) Requirements:
NAA for Beneficial Holders	No
NAA for Registered Holders	No
Voting Security Details:

Description CUSIP Number	ISIN
COMMON SHARES 13645T100	CA13645T1003

Sincerely, Agent for CANADIAN PACIFIC RAILWAY LIMITED